                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                     --------------------------------------

                                    FORM 8-K

                     --------------------------------------



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 24, 2004





                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)



                     TEXAS                              1-6402-1                      74-1488375
        (State or other jurisdiction of         (Commission file number)    (I.R.S. employer identification
                incorporation)                                                          number)


      1929 ALLEN PARKWAY, HOUSTON, TEXAS                                                  77019
   (Address of principal executive offices)                                            (Zip code)




      Registrant's telephone numbers, including area code - (713) 522-5141

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 11, 2004, Service Corporation International (the "Company") completed the sale of its funeral operations in France (hereafter referred to "joint ventured") and then purchased a 25% equity interest in the acquiring company. The joint venture transaction was consummated with an enterprise value of the French business of EUR 300 million. In addition to maintaining a 25% share of the total equity capital of the newly formed entity, the Company received net cash proceeds of EUR 243 million, prior to transaction costs, and a note receivable in the amount of EUR 10 million. The agreement related to the sale is attached as Exhibit 2.1 to this report. The Company currently estimates that it will recognize a pretax gain of between $10 to $20 million with respect to this transaction during the first quarter of 2004.

The Company will recognize its 25% share of the income or loss of the newly formed entity in accordance with the equity method of accounting beginning in the first quarter of 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro forma Financial Information

The following shows the unaudited pro forma consolidated balance sheet at December 31, 2003 as if the disposition had taken place on that date. This unaudited pro forma consolidated balance sheet should be read in conjunction with the Company's Form 10-K.

                       SERVICE CORPORATION INTERNATIONAL
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 2003
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                            FRENCH          PRO FORMA
                                                          AS REPORTED     OPERATIONS       ADJUSTMENTS          PRO FORMA
                                                        --------------   -------------    -------------       -------------
ASSETS
Current assets:
   Cash and cash equivalents .......................    $    239,431     $         --     $    297,349 (1)    $    536,780
   Receivables, net ................................         233,935          (87,324)              --             146,611
   Inventories .....................................         137,121          (58,904)              --              78,217
   Other ...........................................          62,837          (24,120)              --              38,717
                                                        ------------     ------------     ------------        ------------
          Total current assets .....................         673,324         (170,348)         297,349             800,325
                                                        ------------     ------------     ------------        ------------


Prearranged funeral contracts, net .................       4,734,859       (1,516,287)              --           3,218,572
Preneed cemetery contracts, net ....................       1,084,636               --               --           1,084,636
Cemetery property, at cost .........................       1,524,545               --               --           1,524,545
Property, plant and equipment, at cost, net ........       1,250,632         (299,314)              --             951,318
Deferred charges and other assets ..................         739,250          (50,519)          25,720 (2)         714,451
Goodwill ...........................................       1,195,423          (24,140)              --           1,171,283
                                                        ------------     ------------     ------------        ------------
                                                        $ 11,202,669     $ (2,060,608)    $    323,069        $  9,465,130
                                                        ============     ============     ============        ============

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued liabilities .......    $    456,523     $   (113,967)    $         --        $    342,556
    Current maturities of long-term debt ...........         182,682           (5,974)              --             176,708
    Income taxes ...................................          29,742          (17,376)              --              12,366
                                                        ------------     ------------     ------------        ------------
          Total current liabilities ................         668,947         (137,317)              --             531,630
                                                        ------------     ------------     ------------        ------------

Long-term debt .....................................       1,528,883          (18,221)              --           1,510,662
Deferred prearranged funeral contract revenues, net        5,117,442       (1,519,663)              --           3,597,779
Deferred cemetery contract revenues, net ...........       1,575,352               --               --           1,575,352
Deferred income taxes ..............................         431,401          (17,218)         (89,731)(3)         324,452
Other liabilities ..................................         353,686          (52,264)          35,768 (4)         337,190

Stockholders' equity:
   Common stock, $1 per share par value, 500,000,000
     shares authorized, 302,039,871 issued and
     outstanding (net of 2,469,445 treasury shares
     at par) .......................................         302,040         (244,234)         244,234             302,040
   Capital in excess of par value ..................       2,274,664               --               --           2,274,664
   Accumulated deficit .............................        (938,063)          17,732           28,621            (891,710)
   Accumulated other comprehensive loss ............        (111,683)         (89,423)         104,177 (5)         (96,929)
                                                        ------------     ------------     ------------        ------------
          Total stockholders' equity ...............       1,526,958         (315,925)         377,032           1,588,065
                                                        ------------     ------------     ------------        ------------
                                                        $ 11,202,669     $ (2,060,608)    $    323,069        $  9,465,130
                                                        ============     ============     ============        ============

The following shows the unaudited pro forma results of operations for the year ended December 31, 2003 as if the disposition had taken place on January 1, 2003, excluding the gain on the sale. This unaudited pro forma consolidated statement of operations should be read in conjunction with the Company's Form 10-K.


                       SERVICE CORPORATION INTERNATIONAL
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                           FRENCH
                                                                    AS REPORTED          OPERATIONS            PRO FORMA
                                                                    -----------          -----------          -----------
Revenues .......................................................    $ 2,341,651          $   584,636          $ 1,757,015
Costs and expenses .............................................     (1,975,853)            (516,362)          (1,459,491)
                                                                    -----------          -----------          -----------
     Gross profits .............................................        365,798               68,274              297,524

General and administrative expenses ............................       (178,101)               1,344             (179,445)
Gains and impairment (losses) on dispositions, net .............         50,350                 (734)              51,084
Other operating expenses .......................................         (9,004)                  --               (9,004)
                                                                    -----------          -----------          -----------
     Operating income ..........................................        229,043               68,884              160,159

Interest expense ...............................................       (143,426)              (2,105)            (141,321)
Other income, net ..............................................         28,716                  208               28,508
                                                                    -----------          -----------          -----------
     Income before income taxes ................................        114,333               66,987               47,346
Provision for income taxes .....................................        (29,251)             (24,551)              (4,700)
                                                                    -----------          -----------          -----------
     Net income ................................................    $    85,082          $    42,436          $    42,646
                                                                    ===========          ===========          ===========

Basic net income per share .....................................    $       .28          $       .14          $       .14
                                                                    ===========          ===========          ===========
Basic weighted average shares outstanding ......................        299,801              299,801              299,801
                                                                    ===========          ===========          ===========

Diluted net income per share ...................................    $       .28          $       .14          $       .14
                                                                    ===========          ===========          ===========
Diluted weighted average shares outstanding ....................        300,790              300,790              300,790
                                                                    ===========          ===========          ===========

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.       Basis of Presentation

On March 11, 2004, Service Corporation International (the "Company") completed the sale of its funeral operations in France and then purchased a 25% equity interest in the acquiring company. The joint venture transaction was consummated with an enterprise value of the French business of EUR 300 million. In addition to maintaining a 25% share of the total equity capital of the newly formed entity, the Company received net cash proceeds of EUR 243 million, prior to transaction costs, and a note receivable in the amount of EUR 10 million. The agreement related to the sale is attached as Exhibit 2.1 to this report.

The unaudited pro forma consolidated statement of operations and balance sheet include adjustments necessary to reflect the sale of the transaction as if it had occurred on January 1, 2003 and December 31, 2003 respectively. Such adjustments include the receipt of consideration and the elimination of revenue and expenses as well as the assets and liabilities of the French operations.

The unaudited pro forma consolidated statement of operations and balance sheet have been prepared on the basis of preliminary estimates, which are subject to possible adjustment. The unaudited pro forma results may not be indicative of the results that actually would have been achieved if the sale transaction had been effected on the dates indicated above, or the results that will be achieved in the future.

2.       Summary of Pro Forma Adjustments

(1) Represents the cash proceeds from the sale of the French funeral operations offset by related transaction fees.

(2) Represents the 25% equity interest in the newly formed entity; a EUR 10 million note receivable from the acquiring entity; offset by disposition costs incurred prior to the date of sale.

(3) Represents the estimated tax benefit on the transaction and the deferred tax impact related to the recognition of gains and losses on hedges of the Company's net foreign investment in the French funeral operations recorded in accumulated other comprehensive income.

(4) Represents indemnifications and other representations and warranties assumed by the Company upon completion of the transaction.

(5) Represents the deferred tax impact related to the recognition of gains and losses on hedges of the Company's net foreign investment in the French funeral operations and previously unrecognized foreign exchange rate gains and losses on hedging activities.

(c)  Exhibits

         EXHIBIT NO.                          EXHIBIT
         -----------                          -------

            2.1 Share purchase agreement relating to the sale and purchase of part of the issued share capital of Service Corporation International - Europe
                          Continentale. The copy filed does not include the Schedules one to nineteen of the agreement. The
                          Company hereby undertakes to supplementally furnish a copy of any omitted schedules to the Commission upon request.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


March 24, 2004                       SERVICE CORPORATION INTERNATIONAL


                                     By:     /s/ Eric D. Tanzberger
                                        ------------------------------------
                                     Eric D. Tanzberger
                                     Vice President and Corporate Controller

                                  EXHIBIT INDEX


Exhibit Number                                Description
--------------                                -----------
      2.1                 Share purchase agreement relating to the sale and
                          purchase of part of the issued share capital of
                          Service Corporation International - Europe
                          Continentale. The copy filed does not include the
                          Schedules one to nineteen of the agreement. The
                          Company hereby undertakes to supplementally furnish a
                          copy of any omitted schedules to the Commission upon
                          request.
